Exhibit 10.2

EXECUTION VERSION

SERIES 2005-1

MANAGEMENT AGREEMENT AMENDMENT

THIS SERIES 2005-1 MANAGEMENT AGREEMENT AMENDMENT (this “Management Agreement Amendment”), dated as of September 26, 2006, by and between each of the entities listed on the signature pages hereto under the “Owners” (collectively, the “Owners”) and Crown Castle USA Inc., a Pennsylvania corporation (the “Manager”).

RECITALS

WHEREAS, the Owners and the Manager are parties to a Management Agreement, dated as of June 8, 2005 (the “Management Agreement”);

WHEREAS, the Owners and the Manager have determined that it is in their best interests to authorize and approve a proposed amendment to a provision of the Management Agreement (the “Proposed Amendment”);

WHEREAS, Section 23(a) of the Management Agreement provides that the Owners and the Manager may, pursuant to a writing executed and delivered by all parties thereto, amend the Management Agreement; provided that a Rating Agency Confirmation and the consent of the Servicer and the Indenture Trustee are also obtained;

WHEREAS, the Issuers (as defined below) are soliciting consents pursuant to a Consent Solicitation Statement, dated September 6, 2006 (the “Consent Solicitation Statement”), and accompanying Consent Letter, from the Holders (as defined below) in connection with the Proposed Amendment as described in the Consent Solicitation Statement;

WHEREAS, the Holders of at least a majority in principal amount of the outstanding Notes (as defined below), excluding Notes owned by the Issuer and their affiliates, have consented to the Proposed Amendment in accordance with Section 7.08 of the Indenture; and

WHEREAS, the execution and delivery of this Management Agreement Amendment has been duly authorized and all conditions and requirements necessary to make this Management Agreement Amendment a valid and binding agreement have been duly performed and complied with;

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually covenanted and agreed, for the equal proportionate benefit of all Holders, as follows:

ARTICLE I

Section 1.01. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Consent Solicitation Statement. As used in this Management Agreement Amendment:

“Specified Percentage” means (a) until receipt of Rating Agency Confirmation, 10%, and (b) upon receipt of Rating Agency Confirmation, 7.5%, provided that, in the event Rating Agency Confirmation is conditioned upon a percentage higher than 7.5%, but less than or equal to 10%, the Specified Percentage shall be deemed to be such percentage.

ARTICLE II

AMENDMENT

Section 2.01. Amendments to Section 1.01. Section 1.01 of the Management Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Management Agreement Amendment” means the Series 2005-1 Management Agreement Amendment dated as of September 26, 2006, by and between the Owners and the Manager.

“Specified Percentage” has the meaning assigned to such term in the Management Agreement Amendment.

Section 2.02 Amendment to Section 10. The first sentence of Section 10 of the Management Agreement is hereby amended to read in its entirety as set forth below:

In consideration of the Manager’s agreement to perform the Services described herein, during the Term hereof, the Owners hereby jointly and severally agree to pay to the Manager a fee (the “Management Fee”), on each Payment Date, equal to the Specified Percentage of the Operating Revenues for the immediately preceding calendar month.

ARTICLE III

GENERAL PROVISIONS

Section 3.01 Date of Execution. This Management Agreement Amendment for convenience and for the purpose of reference is dated as of September 26, 2006.

Section 3.02 Effectiveness. Notwithstanding an earlier execution date, the provisions of this Management Agreement Amendment shall not become operative until (i) such time as the Issuers notify the Information Agent that each of the Conditions to Execution with respect to this Management Agreement Amendment have been satisfied or waived, (ii) the consent of the Servicer is obtained and (iii) the consent of the Indenture Trustee is obtained. The Company shall promptly notify the Indenture Trustee in writing that this Management Agreement Amendment has become operative.

Section 3.03 Governing Law. THIS MANAGEMENT AGREEMENT AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

Section 3.04 Severability. In case any provision in this Management Agreement Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.05 Counterparts. This Management Agreement Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

ARTICLE IV

APPLICABILITY OF MANAGEMENT AGREEMENT

Section 4.01 Applicability. The provisions of the Management Agreement are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Management Agreement Amendment. The representations, warranties and covenants contained in the Management Agreement (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Owners and the Manger have caused this Management Agreement Amendment to be duly executed by their respective officers, thereunto duly authorized, all as of the date and year first above written.

Manager:

CROWN CASTLE USA INC.

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

Owners:

CROWN CASTLE TOWERS LLC

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN CASTLE SOUTH LLC

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN COMMUNICATION INC.

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN CASTLE PT INC.

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN COMMUNICATION NEW YORK, INC.

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN CASTLE INTERNATIONAL CORP. DE PUERTO RICO

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN CASTLE GT HOLDING SUB LLC

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN CASTLE ATLANTIC LLC

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

Consented to:

JPMORGAN CHASE BANK, N.A.,
not in its individual capacity but solely as Indenture Trustee

By:	/s/ Pei Huang
Name:	Pei Huang
Title:	Assistant Vice President

MIDLAND LOAN SERVICES, INC. not in its individual capacity but solely as Servicer

By:	/s/ Lawrence D. Ashley
Name:	Lawrence D. Ashley
Title:	Senior Vice President